UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2005

eBay Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2145 Hamilton Avenue, San Jose, California		95125
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 376-7400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On February 24, 2005, eBay Inc. announced that it had named John Donahoe as President of its eBay Business Unit. A description of the offer letter dated November 16, 2004 and executed on December 5, 2004 between eBay Inc. and Mr. Donahoe is included in Item 5.02 of this report, and is incorporated herein by reference. A copy of the offer letter is also attached as an exhibit to this report.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 24, 2005, eBay Inc. announced that it had named John Donahoe as President of its eBay Business Unit. Mr. Donahoe, 44 years old, joined Bain & Company, a global business consulting firm, in 1982. He held a variety of management roles at Bain, and served as its worldwide managing director from 1999 until February 2005.

eBay and Mr. Donahoe have entered into an offer letter dated November 16, 2004 and executed on December 5, 2004. Under the terms of the offer letter, Mr. Donahoe will be paid an annual base salary of $750,000, and will be eligible for a special retention bonus of up to $2,000,000, of which (i) $500,000 will be payable within two payroll periods of the date of his commencement of employment, and (ii) $500,000 will be payable on each of the first, second, and third anniversaries of the date of his commencement of employment, assuming his continued employment with eBay. Mr. Donahoe will also be eligible to participate in eBay's Executive Management Incentive Program, with a target annual bonus of 75% of his base salary.

The offer letter also provides that eBay will recommend to its Board of Directors that Mr. Donahoe be granted an option to purchase 500,000 shares of eBay common stock. In accordance with eBay's standard practice for offers of employment extended prior to the announcement of an eBay stock split, Mr. Donahoe's recommended stock option grant will be adjusted to reflect the effect of eBay's two-for-one stock split announced on January 19, 2005 and effective on February 16, 2005, so that Mr. Donahoe will be granted an option to purchase 1,000,000 shares of eBay common stock. Those options will be granted in accordance with eBay's standard new hire grant procedures, and will vest with respect to 25% of the shares one year after the date of his commencement of employment, and with respect to an additional 1/48 of the shares monthly thereafter.

The offer letter provides that Mr. Donahoe's employment with eBay is "at-will," and does not provide for any change-in-control arrangements or severance payments.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit 10.01 - Offer letter dated November 16, 2004 and executed on December 15, 2004 between eBay Inc. and John Donahoe.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.

February 24, 2005	By:	Michael R. Jacobson

Name: Michael R. Jacobson
Title: Senior Vice President, Legal Affairs, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

10.01	Offer letter dated November 16, 2004 and executed on December 15, 2004 between eBay Inc. and John Donahoe.